Restructuring (Charges) Reversals	6 Months Ended
Jun. 30, 2016
Restructuring and Related Activities [Abstract]
Restructuring (Charges) Reversals
Restructuring (Charges) Reversals
During the three and six months ended June 30, 2016, the Company recorded restructuring charges of $5.8 million and $19.8 million, respectively. The restructuring charges relate to the closure of two offices and seafarers' severance amounts related to the tug business in Western Australia, reorganization of the Company’s FPSO business to create better alignment with the Company’s offshore operations, and reductions to charges previously accrued. The charges related to the seafarers' severance are expected to be partly recovered from the customer and is included in revenues on the consolidated statements of (loss) income.
During the three and six months ended June 30, 2015, the Company recorded restructuring reversals (charges) of $0.7 million and $(8.4) million, respectively. The restructuring charges relate to the termination of the employment of certain seafarers upon the expiration of a time-charter out contract, the reorganization of the Company’s marine operations and corporate services, and reductions to the charges previously accrued as certain seafarers were not terminated as initially planned. The actual restructuring charges relating to the seafarers were fully reimbursed to the Company by the charterer and the net reimbursement is included in revenues.
At June 30, 2016 and December 31, 2015, $7.4 million and $3.2 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.